Exhibit 15.2

ORDINARY MEETING OF STOCKHOLDERS OF LUXOTTICA GROUP S.p.A. April 28-29, 2011 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. The approval of the Company’s Statutory Financial Statements for the year ended December 31, 2010 2. The allocation of net income and distribution of dividends; and 3. The appointment of the Company's new independent registered public accounting firm for the 2012-2020 term PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 00003300000000000000 1 042811 FOR AGAINST ABSTAIN NON-VOTING ITEM

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 LUXOTTICA GROUP S.p.A. Proxy for Ordinary Meeting of Stockholders on April 28-29, 2011 (Continued and to be signed on the reverse side.) ADMISSION TICKET ADMIT ONE SHAREHOLDER AND GUEST 2009 Annual Meeting of Sempra Energy Shareholders Thursday, April 30, 2009 - 10:00 a.m The Fairmont Hotel 4500 MacArthur Blvd. Newport Beach, California Directions to the meeting are located at the end of the Proxy Statement Upon arrival, please present this admission ticket and photo identification at the registration desk. Doors will open at 9:00 A.M. Cameras, tape recorders and similar devices will not be allowed in the meeting rooms.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. The approval of the Company’s Statutory Financial Statements for the year ended December 31, 2010 2. The allocation of net income and distribution of dividends; and 3. The appointment of the Company's new independent registered public accounting firm for the 2012-2020 term FOR AGAINST ABSTAIN JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 ORDINARY MEETING OF STOCKHOLDERS OF LUXOTTICA GROUP S.p.A. April 28-29, 2011 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States and Canada or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online or by phone until 11:59 PM EST by April 19, 2011 MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting by telephone or the Internet. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 00003300000000000000 1 042811 COMPANY NUMBER ACCOUNT NUMBER NON-VOTING ITEM